UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     April 26, 2007

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                          0-24393            13-3945947
(State or other jurisdiction      (Commission        (IRS Employer
of incorporation)                 File Number)       Identification No.)


30 Ledgar Road, Balcatta, WA, Australia              6021
(Address of principal executive offices)             (Zip Code)

Registrant's Telephone Number, including the area code:  (+61) 8 9240-2836


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA GOLD CORPORATION
-----------------------

Item 8.01     Other Events

Aurora Gold Corporation (the "Company", "Aurora Gold"), a mineral exploration company focusing on exploration and development in the Tapajos Gold Province, State of Par , Brazil, is pleased to announce the commencement of diamond drilling at their Sao Joao Property.

As a follow up from high grade gold assays from the rock chip sampling of quartz veins believed to be associated with the main vein at Sao Joao, Aurora Gold is pleased to announce the commencement of a diamond drill program to test these outstanding results. Drilling will focus on areas that have returned high grades in surface sampling and that have been mapped in detail. It is planned to drill a systematic program of relatively short holes to test the down dip potential of these surface anomalies. It is believed that such a focused and staged approach will maximize drill meters and lead logically into feasibility studies given the success of the program.

The Sao Joao Prospect is located approximately 60 kms from Aurora's Molly Project which is currently undergoing pre-feasibility studies. With the proximity of Sao Joao to the Molly Project, Aurora believes that a successful drill program at Sao Joao will form a strategic position in the Tapajos Gold Province and bring the Company one step closer to its vision of becoming a gold producer.

The Company expects to complete a private placement of US $2,000,000 within the next 30 days to facilitate the above programs.

Aurora Gold is a mineral exploration company focusing on the exploration and development of its 7 exploration properties in the Tapajos Gold Province, State of Par , Brazil. The project areas were selected due to their proximity to known gold occurrences and from historical records of gold production. The lithologies associated with the projects are similar to those that have proven to be the host of significant gold occurrences elsewhere in the Tapajos. Aurora Gold's stock trades on the following exchanges under the symbol "ARXG" on the NASD OTC Bulletin Board in the United States of America, under the symbols "A4G.FSE" and "A4G.ETR" on the Frankfurt Exchange and "A4G.BER" on the Berlin-Bremen Stock Exchanges in Germany.


Item 9.01     Financial Statements and Exhibits

(d)     Exhibits:

99.1 Aurora Gold Corporation news release issued April 26, 2007 and disseminated through the facilities of recognized newswire services.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AURORA GOLD CORPORATION


Date: April 26, 2007                    by: /s/ A. Cameron Richardson
      --------------                        -------------------------
                                                A. Cameron Richardson
                                                CFO and Director


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